 *  March 2, 2015NCBA Bank  Directors Assembly

 *  Forward-Looking Statements  This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements are not historical facts but instead represent management’s current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include expected cost savings, synergies and other financial benefits from the recent acquisitions might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters might be greater than expected; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in HomeTrust’s latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.hometrustbanking.com and on the SEC’s website at www.sec.gov. Any of the forward-looking statements that we make in this presentation or our SEC filings are based upon management’s beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2015 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect our operating and stock performance.

 *  HomeTrust Profile  Founded in 1926Operated as a mutual savings bank 5 mutual combinations from 1996 – 20103/31/12 = $1.6 billion in assets, $171 million in capitalConverted to stock in 2012 and raised $211.6 millionEstablished goal of acquisition and organic growth

 *  Asset Growth Since 1996  Total assets have doubled since 2008  * Financial data as of 9/30/14; pro forma amounts include the 11/14/14 acquisition of the branch banking operations of ten locations in Virginia and North Carolina from Bank of America Corporation; estimated financial impact for illustrative purposes only; actual results may differ materially.   ProForma 9/30/14*

 *  Organizational Clarity – Differentiation   Answers to Six Key Questions1. Why Do We Exist?2. How Do We Behave?3. What Do We Do?4. How Will We Succeed?5. What Needs To Be Done Now?6. Who Will Do What?

 *  M & A Evaluation (Scale 1-10)  1. Lead with Culture• Initial Discussions • Integration Focus • Ongoing Commitment2. Geographic Footprint – Logical & Efficient 3. Growing Markets w/SMSA of meaningful size 4. Prioritize opportunities where we have 1st look – not bidding wars5. Credit Problems – Worked through, well defined – conservative credit mark6. Lenders with market relationships who can lead growth 7. Asset Origination/Revenue Generation Culture in Place 8. Strong Core Deposit Base

 *  M & A Evaluation continued  9. Rational price paid • Price adjust TBV • Earnings Accretion – 10%+ • Dilution earn back period <4 years • Board Seats/Social Issues • Realistic Cost Saves • One-Time Costs 10. Integration Risk • Size of deal • Number of locations • Complexity11. Significance of Exposure to Mistakes • Credit mark magnitude • Regulatory Compliance Deficiencies • Undisclosed liabilities12. Regulatory Impact .

 *    (A) Strategy(B) Execution(C) Repositioned   Repositioning for Growth

 *  (A) Strategy  “Our primary objective is to continue to operate and grow HomeTrust Bank as a well-capitalized, profitable, independent community banking organization.”“Expand our presence in contiguous larger markets that will support organic growth.”“Create Value for employees, customers, shareholders and communities.”  Business & Operating Strategy & Goals

 *  (B) Execution  Date        Commercial  Closed  Description  Assets  Locations  RM’s  July 31, 2013  BankGreenville   $101 million  1 location    May 2014      Additional Pelham Rd location  4  May 31,2014  Jefferson Bancshares, Inc.  $489 million  12 locations – East Tennessee  11  July 21, 2014  Roanoke Loan Production Office – Team with more than 130 yrs. of in-market commercial lending experience    1 location  3  July 31, 2014  Bank of Commerce  $123 million  1 location – Midtown Charlotte  2  Nov. 12, 2014  Raleigh Loan Production Office – Team with more than 75 yrs. of in-market commercial lending experience    1 location  4  Nov. 14, 2014  Bank of America– Acquired deposits of 10 offices  $240 million in core deposits  8 locations – Southwest VA  1        25  25  Acquisitions & Expansions

 *  BOA Branch Purchase Impact  Growth in deposit accounts of 60%Growth in low cost core depositsDebit card growth of 170%Internet banking growth of 110%5 Branch locations in Roanoke, VA to complement new Commercial LPO

 *  Acquisition Pricing    Purchase Price(in millions)  Price to TBV  Cash/Stock  BankGreenville (SC)  $ 8.7  92%  100% Cash  Jefferson Federal (East TN)   51.2  99%  50% Cash/50% Stock  Bank of Commerce (NC)   10.0  112%  100% Cash    $ 69.9       64% Cash  $ 44.3       36% Stock  $ 25.6      Source: SNL Financial  10/22/14 FTB purchases TrustAtlantic (Raleigh) – TBV 173%11/18/14 BNC purchases Valley Financial Corp (Roanoke) – TBV 173%

 *  Our Franchise Footprint

 *  Growth Since Conversion (past 30 months)    Mutual Conversion 9/30/2012  Actual 12/31/2014  Change Since Conversion  Change Since Conversion           $  %            Total Assets  $ 1,603  $ 2,640  $ 1,037  65%                 Total Loan Portfolio  $ 1,203  $ 1,650  $ 447  37%  1-4 Family  611  647  36  6%  HELOC’s & Consumer  143  228  85  59%  Commercial Real Estate  232  455  233  96%  Construction & Development  90  119  29  32%  Other Commercial  127  201  74  58%                 Total Deposit Portfolio  $ 1,160  $ 1,938  $ 778  67%  Checking Accounts  239  581  342  143%  Money Market/Savings  337  707  370  110%  Time Deposits  584  650  66  11%            Loan/Deposits  104%  85%  -  19%  Locations  20  45  25  125%  Employees  315  505  175  56%  Source: Company’s Form 10Q  (Dollars in thousands)

 *  Loan Portfolio Composition  Loans: At Time of Conversion ¹  Loans: 12/31/14 With Recent Acquisitions  Financial data as of 9/30/12

 *  Deposit Portfolio Composition  Deposits: At Time of Conversion (1)   Deposits: 12/31/14 With Recent Acquisitions  Financial data as of 9/30/12  Core Deposits50%  CoreDeposits66%

 *  Market Demographics  New Markets – 150%Population increase – 532%CRM increase – 417%

(C) Repositioned for Organic Growth And EPS Growth

1. Added Six Markets Larger than Asheville MSA
2. Added 25 new locations
3. Added 25 Commercial Relationship Managers
4. Achieved organic loan growth
5. Grew Core deposits by $700 million
6. Added Infrastructure Expertise in all LOB's
7. Added Indirect Auto Lending
8. Added CRM system to cross-sell customers
9. Converted to National Bank Charter
10. United 7 Names to One Brand – HomeTrust Bank

It's just better here.
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 *  Fiscal 2015 Focus  IntegrationExecutionOrganic GrowthRevenue / EPS Growth  Create Sustainable Value For Shareholders!

Headwinds Impacting Growth

1. Low interest rates; potential for flat yield curve at 2%
2. Competition for quality loans – rate/structure/terms
3. Economy – lukewarm / global, not local
4. Housing still weak
5. Technology – new competitors, cost, cybersecurity
6. Regulatory environment / Compliance burdens
7. Customer expectations – products and services
8. Generational shift
9. Increasing costs and declining margins
10. Stockholder expectations – growth and value creation

It's just better here℠
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*  March 2, 2015NCBA Bank  Directors Assembly